                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2004
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

DELAWARE                                1-2394               13-3768097
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(State or other jurisdiction            (Commission          (IRS Employer
of incorporation)                       File Number)         Identification No.)

110 EAST 59TH STREET, NEW YORK, NEW YORK                         10022
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(Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: (212) 355-5200
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                                       N/A
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         (Former name or former address, if changed since last report.)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
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(c)         Exhibits

            EXHIBIT NO.       EXHIBITS
            -----------       --------

            99.1              Press Release of WHX Corporation issued August 12,
                              2004.

Item 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.
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            On  August  12,  2004,  WHX  Corporation   issued  a  press  release
announcing its financial and operating results for the second quarter ended June
30, 2004, a copy of which is filed as Exhibit 99.1 hereto,  and is  incorporated by reference.

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                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          WHX CORPORATION

Dated: August 12, 2004                    By: /s/ Robert Hynes
                                              --------------------------------
                                          Name:  Robert Hynes
                                          Title: Chief Financial Officer

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